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                                                                    EXHIBIT 10.5

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$100,000,000.00                                                    June 27, 2002

          FOR VALUE RECEIVED, the undersigned, MTR GAMING GROUP, INC., a Delaware corporation, MOUNTAINEER PARK, INC., a West Virginia corporation, SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation, SPEAKEASY GAMING OF RENO, INC., a Nevada corporation and PRESQUE ISLE DOWNS, INC., a Pennsylvania corporation (collectively the "Borrowers") jointly and severally promise to pay to the order of WELLS FARGO BANK, National Association, as Agent Bank on behalf of itself and the other Lenders as defined and described in the Credit Agreement described hereinbelow (each, together with their respective successors and assigns, individually being referred as a "Lender" and collectively as the "Lenders") such sums as Lenders may hereafter loan or advance or re-loan to the Borrowers from time to time pursuant to the Credit Facility as described in the Credit Agreement, hereinafter defined up to the maximum principal sum of One Hundred Million Dollars ($100,000,000.00) (or such lesser amount of such loans and advances as may be outstanding from time to time), the unpaid balance of which shall not exceed in the aggregate the Maximum Permitted Balance at any time, together with interest on the principal balance outstanding from time to time at the rate or rates set forth in the Credit Agreement.

          A.   INCORPORATION OF CREDIT AGREEMENT.

               1. Reference is made to the Second Amended and Restated Credit Agreement dated concurrently herewith (as may be further amended, modified, extended, renewed or restated from time to time, the "Credit Agreement"), executed by and among the Borrowers and the Lenders, Swingline Lender and L/C Issuer therein named, and Wells Fargo Bank, National Association, as administrative and collateral agent for itself and for the Lenders (the "Agent Bank"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Credit Agreement. This is a restatement of the Revolving Credit Promissory Note (Third Restated) (the "Prior Note") dated April 1, 2002, for the purpose of evidencing an increase of the Aggregate Commitment from Eighty-Five Million Dollars ($85,000,000.00) to One Hundred Million Dollars ($100,000,000.00) and shall constitute the Amended and Restated Revolving Credit Note ("Revolving Credit Note") referred to in the Credit Agreement, and any holder hereof (in accordance with the Credit Agreement) is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

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               2.   The outstanding principal indebtedness evidenced by this
Revolving Credit Note shall be payable as provided in the Credit Agreement and in any event on August 15, 2005, the Maturity Date.

               3. Interest shall be payable on the outstanding daily unpaid principal amount of each Borrowing hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement both before and after Default and before and after maturity and judgment, with interest on overdue interest to bear interest at the Default Rate, to the fullest extent permitted by applicable law.

               4. The amount of each payment hereunder shall be made to the Agent Bank at the Agent Bank's office as specified in the Credit Agreement for the account of the Lenders at the time or times set forth therein, in lawful money of the United States of America and in immediately available funds.

               5. Borrowings hereunder shall be made in accordance with the terms, provisions and procedures set forth in the Credit Agreement.

          B. DEFAULT. The "Late Charges and Default Rate" provisions contained in Section 2.10 and the "Events of Default" provisions contained in Article VII of the Credit Agreement are hereby incorporated by this reference as though fully set forth herein. Upon the occurrence of a Default or Event of Default, Borrowers' right to convert or exercise its Interest Rate Option for a LIBOR Loan, or the continuation thereof at the expiration of the then current Interest Period, shall immediately, without notice or demand, terminate for so long as a Default or Event of Default is continuing.

          C. WAIVER. Borrowers waive diligence, demand, presentment for payment, protest and notice of protest.

          D. COLLECTION COSTS. In the event of the occurrence of an Event of Default, the Borrowers agree to pay all reasonable costs of collection, including reasonable attorneys fees, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder the undersigned agrees that any judgment issued as a consequence of such action against Borrowers shall bear interest at a rate equal to the Default Rate until fully paid.

          E. INTEREST RATE LIMITATION. Notwithstanding any provision herein or in any document or instrument now or hereafter securing this Revolving Credit Note, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the applicable laws of the State of Nevada or the United States of America.

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          F.   SECURITY. This Revolving Credit Note is secured by the Security
Documentation described in the Credit Agreement.

          G. GOVERNING LAW. This Revolving Credit Note has been delivered in Las Vegas, Nevada, and shall be governed by and construed in accordance with the laws of the State of Nevada.

          H. PARTIAL INVALIDITY. If any provision of this Revolving Credit Note shall be prohibited by or invalid under any applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of any other provision of this Revolving Credit Note.

          I. NO CONFLICT WITH CREDIT AGREEMENT. This Revolving Credit Note is issued under, and subject to, the terms, covenants and conditions of the Credit Agreement, which Credit Agreement is by this reference incorporated herein and made a part hereof. No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency prescribed in the Credit Agreement. If any provision of this Revolving Credit Note conflicts or is inconsistent with any provision of the Credit Agreement, the provisions of the Credit Agreement shall govern.

          J. RESTATEMENT OF PRIOR NOTE. This Revolving Credit Note is a complete amendment to and restatement of the Prior Note and shall evidence all Indebtedness evidenced by the Prior Note and upon the execution and delivery of this Revolving Credit Note to Agent Bank the Prior Note shall be of no further force or effect.

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          IN WITNESS WHEREOF, this Revolving Credit Note has been executed as of the date first hereinabove written.

                                                  BORROWERS:

                                                  MTR GAMING GROUP, INC.,
                                                  a Delaware corporation


                                                  By /s/ Edson R. Arneault
                                                     ---------------------
                                                     Edson R. Arneault,
                                                     President

                                                  MOUNTAINEER PARK, INC.,
                                                  a West Virginia corporation


                                                  By /s/ Edson R. Arneault
                                                     ---------------------
                                                     Edson R. Arneault,
                                                     President

                                                  SPEAKEASY GAMING OF LAS VEGAS,
                                                  INC., a Nevada corporation


                                                  By /s/ Edson R. Arneault
                                                     ---------------------
                                                     Edson R. Arneault,
                                                     President

                                                  SPEAKEASY GAMING OF RENO,
                                                  INC., a Nevada corporation


                                                  By /s/ Edson R. ArneaulT
                                                     ---------------------
                                                     Edson R. Arneault,
                                                     President

                                                  PRESQUE ISLE DOWNS, INC.,
                                                  a Pennsylvania corporation

                                                  By /s/ Edson R. Arneault
                                                     ---------------------
                                                     Edson R. Arneault,
                                                     President

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